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                                                                    EXHIBIT 23.4
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                   Consent of Independent Public Accountants



As independent public accountants, we hereby consent to the use of our report dated July 9, 1998, and to all references to our Firm, included in or made a part of this Registration Statement on Form S-8 of Engineering Animation, Inc.


                                           /s/ Arthur Andersen LLP
                                           -----------------------


Ann Arbor, Michigan
  September 28, 1998